                              AMENDMENT NO. 17 TO

                              AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                 (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the addition of Institutional Class of AIM Small Company Growth Fund.

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT

                 (All Classes of Shares Except Class B Shares)

AIM COMBINATION STOCK & BOND FUNDS
  AIM Core Stock Fund -                            Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

  AIM Total Return Fund -                          Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

AIM COUNSELOR SERIES TRUST
  AIM Advantage Health Sciences Fund -             Class A
                                                   Class C

  AIM Multi-Sector Fund -                          Class A
                                                   Class C
                                                   Institutional Class

AIM EQUITY FUNDS
  AIM Aggressive Growth Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Blue Chip Fund -                             Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

  AIM Capital Development Fund -                   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

  AIM Charter Fund -                               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Constellation Fund -                         Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Dent Demographic Trends Fund -               Class A
                                                   Class C

  AIM Diversified Dividend Fund -                  Class A
                                                   Class C
                                                   Investor Class

  AIM Emerging Growth Fund -                       Class A
                                                   Class C

  AIM Large Cap Basic Value Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

  AIM Large Cap Growth Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

  AIM Mid Cap Growth Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Select Basic Value Fund -                    Class A
                                                   Class C

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  AIM Weingarten Fund -                            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM FUNDS GROUP
  AIM Balanced Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Basic Balanced Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

  AIM European Small Company Fund -                Class A
                                                   Class C

  AIM Global Value Fund -                          Class A
                                                   Class C

  AIM International Small Company Fund -           Class A
                                                   Class C

  AIM Mid Cap Basic Value Fund -                   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Premier Equity Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Select Equity Fund -                         Class A
                                                   Class C

  AIM Small Cap Equity Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM GROWTH SERIES
  AIM Basic Value Fund -                           Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Conservative Allocation Fund -               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Global Equity Fund -                         Class A
                                                   Class C
                                                   Institutional Class

  AIM Growth Allocation Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Mid Cap Core Equity Fund -                   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Moderate Allocation Fund -                   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Moderate Growth Allocation Fund -            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Moderately Conservative Allocation Fund -    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Small Cap Growth Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
  AIM Asia Pacific Growth Fund -                   Class A
                                                   Class C

  AIM European Growth Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Investor Class

  AIM Global Aggressive Growth Fund -              Class A
                                                   Class C

  AIM Global Growth Fund -                         Class A
                                                   Class C

  AIM International Core Equity Fund -             Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

  AIM International Growth Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INVESTMENT FUNDS
  AIM Developing Markets Fund -                    Class A
                                                   Class C

  AIM Global Health Care Fund -                    Class A
                                                   Class C
                                                   Investor Class

  AIM Libra Fund -                                 Class A
                                                   Class C

  AIM Trimark Endeavor Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Trimark Fund -                               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Trimark Small Companies Fund -               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM INVESTMENT SECURITIES FUNDS
  AIM Global Real Estate Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

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  AIM High Yield Fund -                            Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class

  AIM Income Fund -                                Class A
                                                   Class C
                                                   Class R
                                                   Investor Class

  AIM Intermediate Government Fund -               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

  AIM Limited Maturity Treasury Fund -             Class A
                                                   Class A3
                                                   Institutional Class

  AIM Money Market Fund -                          AIM Cash Reserve Shares
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

  AIM Municipal Bond Fund -                        Class A
                                                   Class C
                                                   Investor Class

  AIM Real Estate Fund -                           Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

  AIM Short Term Bond Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

  AIM Total Return Bond Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

AIM SECTOR FUNDS
  AIM Energy Fund -                                Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

  AIM Financial Services Fund -                    Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

  AIM Gold & Precious Metals Fund -                Class A
                                                   Class C
                                                   Investor Class

  AIM Health Sciences Fund -                       Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

  AIM Leisure Fund -                               Class A
                                                   Class C
                                                   Class K
                                                   Investor Class

  AIM Technology Fund -                            Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

  AIM Utilities Fund -                             Class A
                                                   Class C
                                                   Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
  AIM Opportunities I Fund -                       Class A
                                                   Class C

  AIM Opportunities II Fund -                      Class A
                                                   Class C

  AIM Opportunities III Fund -                     Class A
                                                   Class C

AIM STOCK FUNDS
  AIM Dynamics Fund -                              Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

  AIM Mid Cap Stock Fund -                         Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

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  AIM Small Company Growth Fund -                  Class A
                                                   Class C
                                                   Class K
                                                   Institutional Class
                                                   Investor Class

  AIM S&P 500 Index Fund -                         Institutional Class
                                                   Investor Class

AIM TAX-EXEMPT FUNDS
  AIM High Income Municipal Fund -                 Class A
                                                   Class C

  AIM Tax-Exempt Cash Fund -                       Class A
                                                   Investor Class

  AIM Tax-Free Intermediate Fund -                 Class A
                                                   Class A3
                                                   Institutional Class

AIM TREASURER'S SERIES TRUST
  Premier Portfolio                                Investor Class
  Premier Tax-Exempt Portfolio                     Investor Class
  Premier U.S. Government Money Portfolio          Investor Class"

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     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 13, 2005

                                   Each Fund (listed on Schedule A) on behalf of the Shares of each Portfolio listed on Schedule A

                                   By: /s/ Robert H. Graham
                                       -----------------------------------------
                                       Robert H. Graham
                                       President

                                   A I M DISTRIBUTORS, INC.


                                   By: /s/ Gene L. Needles
                                       -----------------------------------------
                                       Gene L. Needles
                                       President